SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
January 3, 2007

INGRAM MICRO INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation or organization)	1-12203 (Commission File Number)	62-1644402 (I.R.S. Employer Identification No.)

1600 E. St. Andrew Place
Santa Ana, CA 92799-5125
(Address, including zip code of Registrant’s principal executive offices)

Registrant’s telephone number, including area code: (714) 566-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.
     Copies of revised forms of award agreements for equity awards under Ingram Micro Inc.’s 2003 Equity Incentive Plan, including Ingram Micro’s annual equity-based management awards awarded on the first trading day of January are attached hereto as exhibits under Item 9.01, the text of which are incorporated under Item 8 of this Form 8-K by reference herein.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
99.1	Compensation Agreement – Form of Non-Qualified Stock Option Award Agreement (Non-European Union (“EU”) countries)

99.2	Compensation Agreement – Form of Non-Qualified Stock Option Award Agreement (EU countries)

99.3	Compensation Agreement – Form of Restricted Stock Award Agreement for time-vested awards (Non-EU countries)

99.4	Compensation Agreement – Form of Restricted Stock Award Agreement for time-vested awards (EU countries)

99.5	Compensation Agreement – Form of Restricted Stock Unit Award Agreement for time- vested awards (Non-EU countries)

99.6	Compensation Agreement – Form of Restricted Stock Unit Award Agreement for time- vested awards (EU countries)

99.7	Compensation Agreement – Form of Restricted Stock Unit Award Agreement for performance-vested awards (Non-EU countries)

99.8	Compensation Agreement – Form of Restricted Stock Unit Award Agreement for performance-vested awards (EU countries)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGRAM MICRO INC.

By:	/s/ Larry C. Boyd

	Name:	Larry C. Boyd
	Title:	Senior Vice President, Secretary and General Counsel

Date: January 3, 2007